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                       The Prudential Series Fund, Inc. -
                               Jennison Portfolio

                         Supplement dated March 3, 1999
                        to Prospectus dated May 1, 1998

The following information supplements the disclosure under the heading 'Prudential Jennison Portfolio' on pages 22 and 23 of the Prospectus:

    Jennison Associates LLC ('Jennison'), the sub-investment adviser for the Prudential Jennison Portfolio of the Fund, uses a team approach to managing the Portfolio. It adheres to a highly disciplined investment management process of identifying companies that exhibit superior absolute and relative earnings growth and that are attractively valued at the same time.

    Effective February 22, 1999, Jennison has named Spiros 'Sig' Segalas, James
N. Kannry and Kathleen A. McCarragher to head the portfolio team managing the Prudential Jennison Portfolio. Mr. Segalas has been in the investment business for over 35 years. He is a founding member and President and Chief Investment Officer of Jennison. He has been the portfolio manager for the Harbor Capital Appreciation Fund since May, 1990 and one of the co-managers of Prudential 20/20 Focus Fund since May 1998. Mr. Segalas received a BA from Princeton University in 1955 and is a member of the New York Society of Security Analysts.

    Mr. Kannry, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972. He spent more than a dozen years as part of Jennison's research team before assuming portfolio management responsibilities several years ago. Mr. Kannry received his MBA from New York University in 1968 and his BA from City College of New York in 1965. He holds a Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

    Kathleen McCarragher, Director and Executive Vice President of Jennison is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer (1992-1998) and State Street Research and Management Company, where she was a member of the Investment Committee. Ms. McCarragher received her MBA from Harvard Business School in 1982 and her BBA summa cum laude in Finance from the University of Wisconsin in 1977.